For Immediate Release
Investor Contact: Kurt Harrington 703.312.9647 or kharrington@fbr.com Media Contact: Lisa Staubs 703.312.9713 or lstaubs@fbr.com


                    Friedman, Billings, Ramsey Group Reports
                 Fourth Quarter 2001 Earnings Per Share of $0.21

      Fourth Quarter 2001 Earnings Per Share $0.24 after Extraordinary Gain


ARLINGTON, Va., January 31, 2002 - Friedman, Billings, Ramsey Group, Inc. (NYSE:
FBR) today reported net income of $9.6 million, or $0.21 (diluted) per share, for the quarter ended December 31, 2001, compared with net income of $1.4 million, or $0.03 (diluted) per share in the fourth quarter of 2000. Net income for the quarter after an extraordinary gain was $10.7 million, or $0.24 (diluted) per share. Revenue in the fourth quarter of 2001 was $61.4 million, compared with $26.4 million in the fourth quarter of 2000.

For the full year 2001, FBR reported a net loss of $(13.9) million or $(0.29) (diluted) per share on revenues of $160.8 million, after technology investment losses of $(18.1) million and severance, facility reduction and software impairment charges of $(5.2) million, compared with net income of $18.1 million, or $0.36 (diluted) per share for the full year 2000. Net loss for the year after an extraordinary gain was $(12.7) million, or $(0.27) (diluted) per share.

"Our results in the fourth quarter confirm the success of the production build-out which we began in 2000, coupled with the reduction of fixed costs announced in the fourth quarter," Chairman and Co-Chief Executive Officer Emanuel J. Friedman said. "Our fourth quarter results were driven by six lead-managed underwritings and FBR again placed as a top ten lead-manager. For the full year, we ranked #2 for aftermarket performance." (Rankings are for lead-managers of five or more public equity underwritings in the United States, according to CommScan.)

During the fourth quarter, FBR lead-managed the initial public offering of MCG Capital Corporation (Nasdaq: MCGC) and lead-managed five other public underwritings, co-managed four, sole-managed one PIPE, and advised on two M&A transactions, in the financial services, real estate, energy, technology and diversified industries sectors.

"Institutional brokerage revenues for the quarter were our best ever at an annualized run rate of more than $70 million," said Vice Chairman and Co-Chief Executive Officer Eric F. Billings. "In addition, investment banking revenues for the quarter and for the full year were our best since the market break in August 1998."

In investment banking, FBR reported revenues of $29.4 million for the quarter and $83.1 million for the full year. During 2001, FBR participated in 37 transactions with a total deal value of $2.7 billion, including $2.2 billion in 29 capital raising transactions.

In asset management, the largest single revenue driver in 2001 was FBR Asset Investment Corporation (AMEX:FB), a publicly-traded REIT managed by FBR. In 2001, FBR generated $9.5 million in revenues from management fees, incentive fees, earnings and dividends on its own investment, and an extraordinary gain from the previously announced exercise of 400,000 options, from FBR Asset. "FBR Asset provides FBR Group with a comparatively predictable base of earnings, both from fees and from the spread income in which we participate as an owner," said Mr. Billings.

Also in asset management, FBR's hedge funds and mutual funds performed well for the Company and for their investors. Among the hedge funds, FBR Ashton, L.P., now entering its 11th year, generated a gross return of more than 23 percent in 2001. Two of FBR's four equity mutual funds have five star ratings from Morningstar, and all now have five-year track records. *

FBR had 45.6 million common shares outstanding, shareholders' equity of $185.3 million, and basic book value per share of $4.06 as of December 31, 2001. Total assets as of December 31, 2001 were $292.3 million, including cash and liquid assets of $84.5 million, net of short-term debt of $20.0 million.

A live webcast of FBR's conference call will be available at 9a.m.(Eastern Time) via: http://www.corporate-ir.net/ireye/ir_site.zhtml?ticker=FBR&script=1020&item
_id=w,596644,0&layout=6.  Replays of the webcast  will be  available  afterward.
--------------------------------------------------------------------------------
Friedman, Billings, Ramsey Group, Inc. (NYSE: FBR) is a financial holding company for businesses that provide investment banking, institutional brokerage, specialized asset management, and banking products and services. FBR provides capital and financial expertise throughout a company's lifecycle and affords investors access to a range of proprietary financial products and services. Headquartered in the Washington metropolitan area, FBR has offices in Arlington, Va., and Bethesda, Md., and in Atlanta, Boston, Charlotte, Cleveland, Dallas, Denver, Irvine, Ca., New York City, Portland, Seattle, London, and Vienna. Bank products and services are offered by FBR National Bank & Trust, member FDIC and an Equal Housing Lender. For more information, see www.fbr.com.

* For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar metrics. Both the FBR Small Cap Value and Small Cap Financial Funds received 5 stars for the 3- and 5-year periods and were rated among 4811 and 3160 domestic equity funds. The FBR Financial Services Fund received 4 stars for the 3- and 5-year periods and was rated among 4811 and 3160 domestic equity funds. The American Gas Index Fund received 4 stars for the 3- and 5- year periods and 3 stars for the prior 10 years and was rated among 4811, 3160 and 895 domestic equity funds respectively. Morningstar is a registered trademark of Morningstar, Inc. and is not affiliated with Friedman, Billings, Ramsey Group, Inc.

                                      # # #

Statements concerning future performance, developments, events, market forecasts, revenues, expenses, earnings, run rates and any other guidance on present or future periods, constitute forward-looking statements that are subject to a number of factors, risks and uncertainties that might cause actual results to differ materially from stated expectations or current circumstances. These factors include, but are not limited to, the effect of demand for public offerings, activity in the secondary securities markets, the high degree of risk associated with technology and other venture capital investments, available technologies, competition for business and personnel, and general economic, political and market conditions.

Note to Editors: Please note that "Friedman, Billings, Ramsey Group, Inc." and "FBR Asset Investment Corporation" are two different companies. Friedman, Billings, Ramsey Group, Inc. (NYSE: FBR) is a publicly-held company, which has historically never paid a dividend. FBR Asset Investment Corporation (AMEX: FB) is a REIT, which is required as a result of its tax status, to pay a dividend. FBR Asset is externally managed by Friedman, Billings, Ramsey Investment Management, Inc., a subsidiary of Friedman, Billings, Ramsey Group, Inc. Friedman, Billings, Ramsey Group, Inc. is a minority owner of FBR Asset. Thank you.

Note to Editors: 4 pages of financial information follow this page.


FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)
(Unaudited)
                                                                                            Quarter ended
                                                                                            December 31,

                                                                 2001               %            2000               %
                                                             --------------  --------------  --------------  --------------
REVENUES:
Investment banking                                                $ 29,356           47.8%        $ 13,656           51.7%
Institutional brokerage                                             19,440           31.7%          12,303           46.6%
Asset management
  Base fees                                                          5,810            9.5%           2,835           10.7%
  Incentive and investment income                                    7,509           12.2%           6,953           26.3%
  Technology incentive and investment loss                          (2,722)          -4.4%         (11,674)         -44.2%
Interest, dividends and other                                        2,008            3.3%           2,336            8.8%
                                                             --------------  --------------  --------------- --------------

            Total revenues                                          61,401          100.0%          26,409          100.0%
                                                             --------------  --------------  --------------  --------------

EXPENSES:
Compensation and benefits                                           34,829           56.7%          13,527           51.2%
Business development and professional services                       7,709           12.6%           4,247           16.1%
Interest                                                               346            0.6%             700            2.7%
Other                                                                8,310           13.5%           6,504           24.6%
Restructuring charge                                                 2,410            3.9%               -            0.0%
                                                             --------------  --------------  --------------  --------------

            Total expenses                                          53,604           87.3%          24,978           94.6%
                                                             --------------  --------------  --------------  --------------

            Net income before income taxes and                       7,797           12.7%           1,431            5.4%
            and extraordinary gain

Income tax benefit                                                  (1,760)          -2.9%               -            0.0%
                                                             --------------  --------------  --------------  --------------

            Net income before extraordinary gain                     9,557           15.6%           1,431            5.4%

            Extraordinary gain                                       1,148            1.9%               -            0.0%

            Net income                                            $ 10,705           17.4%         $ 1,431            5.4%
                                                             ==============  ==============  ==============  ==============

Basic earnings per share before extraordinary gain                  $ 0.21                          $ 0.03
                                                             ==============                  ==============
Diluted earnings per share before extraordinary gain                $ 0.21                          $ 0.03
                                                             ==============                  ==============

Basic earnings per share                                            $ 0.24                          $ 0.03
                                                             ==============                  ==============
Diluted earnings per share                                          $ 0.24                          $ 0.03
                                                             ==============                  ==============

Weighted average shares  - basic                                    45,517                          49,289
                                                             ==============                  ==============
Weighted average shares  - diluted                                  45,531                          50,082
                                                             ==============                  ==============



FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)
(Unaudited)
                                                                                              Year ended
                                                                                              December 31,

                                                                    2001              %           2000               %
                                                                -------------  -------------  --------------  -------------
REVENUES:
Investment banking                                                  $ 83,149          51.7%        $ 53,943          29.8%
Institutional brokerage                                               53,414          33.2%          53,403          29.5%
Asset management
  Base fees                                                           19,744          12.3%           9,719           5.4%
  Incentive and investment income                                     13,160           8.2%          12,516           6.9%
  Technology incentive and investment income (loss)                  (18,100)        -11.3%          41,614          23.0%
Interest, dividends and other                                          9,422           5.9%           9,695           5.4%
                                                                -------------  -------------  --------------  -------------

            Total revenues                                           160,789         100.0%         180,890         100.0%
                                                                -------------  -------------  --------------  -------------

EXPENSES:
Compensation and benefits                                            108,112          67.2%         109,768          60.7%
Business development and professional services                        28,879          18.0%          19,229          10.6%
Interest                                                               1,083           0.7%           1,665           0.9%
Other                                                                 33,186          20.6%          27,983          15.5%
Restructuring and software impairment charges                          5,151           3.2%               -           0.0%
                                                                -------------  -------------  --------------  -------------

            Total expenses                                           176,411         109.7%         158,645          87.7%
                                                                -------------  -------------  --------------  -------------

            Net income (loss) before income                          (15,622)         -9.7%          22,245          12.3%
            taxes and extraordinary gain

Income tax provision (benefit)                                        (1,760)         -1.1%           4,163           2.3%
                                                                -------------  -------------  --------------  -------------

            Net income (loss) before extraordinary gain              (13,862)         -8.6%          18,082          10.0%

            Extraordinary gain                                         1,148           0.7%               -           0.0%

            Net income (loss)                                    $   (12,714)         -7.9%    $     18,082          10.0%
                                                                =============  =============  ==============  =============

Basic earnings (loss) per share before extraordinary gain            $ (0.29)                        $ 0.37
                                                                =============                 ==============
Diluted earnings (loss) per share before extraordinary gain          $ (0.29)                        $ 0.36
                                                                =============                 ==============

Basic earnings (loss) per share                                      $ (0.27)                        $ 0.37
                                                                =============                 ==============
Diluted earnings (loss) per share                                    $ (0.27)                        $ 0.36
                                                                =============                 ==============

Weighted average shares  - basic                                      47,466                         49,162
                                                                =============                 ==============
Weighted average shares  - diluted                                    47,466                         50,683
                                                                =============                 ==============


FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
Financial & Statistical Supplement -Operating Results (unaudited)
(Dollars in thousands, except per share data)




                                                                         YTD 2001    Q-4 01     Q-3 01     Q-2 01     Q-1 01
                                                                        ---------- ---------- ---------- ---------- ---------
Revenues
Investment banking:
  Underwriting                                                          $ 47,853   $ 20,928    $ 9,857    $ 9,414    $ 7,654
  Corporate finance                                                       28,534      7,080      1,153     18,057      2,244
  Investment gains                                                         6,762      1,348         74      5,340          -
Institutional brokerage:
  Principal transactions                                                  26,330     10,817      4,158      5,383      5,972
  Agency commissions                                                      27,084      8,623      5,934      5,962      6,565
Asset management:
  Base management fees                                                    19,744      5,810      5,836      5,191      2,907
  Incentive income                                                         3,628      1,811        975        474        368
  Net investment income (loss)                                             9,532      5,698     (2,780)     5,009      1,605
  Technology net investment and incentive income                         (18,100)    (2,722)    (6,592)    (1,684)    (7,102)
Interest, dividends and other                                              9,422      2,008      3,168      2,006      2,240
                                                                      ------------ --------- ---------- ---------- ---------
     Total revenues                                                      160,789     61,401     21,783     55,152     22,453
                                                                      ------------ --------- ---------- ---------- ---------

Expenses
Compensation and benefits                                                108,112     34,829     24,276     32,756     16,251
Business development & professional services                              28,879      7,709      7,639      8,205      5,326
Clearing and brokerage fees                                                7,087      1,981      1,786      1,588      1,732
Occupancy & equipment                                                     10,852      2,468      3,001      2,883      2,500
Communications                                                             5,832      1,612      1,555      1,498      1,167
Interest expense                                                           1,083        346        322        334         81
Other operating expenses                                                   9,415      2,249      2,853      2,778      1,535
Restructuring and software impairment charges                              5,151      2,410      2,741          -          -
                                                                        ---------- ---------- ---------- ---------- ---------
     Total expenses                                                      176,411     53,604     44,173     50,042     28,592
                                                                        ---------- ---------- ---------- ---------- ---------

Net income (loss) before taxes and extraordinary                         (15,622)     7,797    (22,390)     5,110     (6,139)
                                                                        ---------- ---------- ---------- ---------- ---------

Income tax provision (benefit)                                            (1,760)    (1,760)         -          -          -

Net income (loss) before extraordinary gain                            $ (13,862)   $ 9,557  $ (22,390)   $ 5,110   $ (6,139)
                                                                      ============ ========= ========== ========== ==========

Extraordinary gain                                                         1,148      1,148          -          -          -

Net income (loss)                                                      $ (12,714)  $ 10,705  $ (22,390)   $ 5,110   $ (6,139)
                                                                      ============ ========= ========== ========== ==========

Net income (loss) before taxes and extraordinary gain
    as a percentage of revenue                                             -9.7%      12.7%    -102.8%       9.3%     -27.3%

ROE (annualized)                                                           -6.4%      23.9%     -47.9%       9.9%     -11.5%

Total shareholders' equity                                             $ 185,310  $ 185,310  $ 173,668  $ 200,314  $ 211,001

Basic earnings (loss) per share                                         $ (0.27)    $ 0.24    $ (0.49)    $ 0.10    $ (0.12)
Diluted earnings (loss) per share                                       $ (0.27)    $ 0.24    $ (0.49)    $ 0.10    $ (0.12)

Ending shares outstanding (in thousands)                                  45,605     45,605     45,514     46,100     49,391

Book value per share                                                      $ 4.06     $ 4.06     $ 3.82     $ 4.35     $ 4.27

Assets under management (in millions)
Managed accounts                                                         $ 250.2    $ 250.2    $ 237.5    $ 142.4    $ 126.1
Hedge & offshore funds                                                     164.6      164.6      176.1      186.6      164.7
Mutual funds                                                             1,004.0    1,004.0    1,008.3    1,153.1      148.5
Private equity & venture capital                                           295.5      295.5      305.6      341.2      336.2
                                                                        --------- ----------- ---------- ---------- ----------
     Total                                                             $ 1,714.3  $ 1,714.3  $ 1,727.5  $ 1,823.3    $ 775.5
                                                                       ========== =========== ========== ========== ==========

Employee count                                                             433        433        502        488        400
                                                                       ========== =========== ========== ========== ==========

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
Financial & Statistical Supplement -Operating Results (unaudited)
(Dollars in thousands, except per share data)




                                                                        YTD 2000     Q-4 00      Q-3 00      Q-2 00      Q-1 00
                                                                       ----------  ----------  ----------  ----------  ----------
Revenues

Investment banking:
  Underwriting                                                          $ 21,086     $ 4,447     $ 4,928     $ 1,205    $ 10,506
  Corporate finance                                                       31,404       9,209       7,264       8,741       6,190
  Investment gains                                                         1,453           -       1,453           -           -
Institutional brokerage:
  Principal transactions                                                  32,319       6,511       7,019      12,788       6,001
  Agency commissions                                                      21,084       5,792       4,989       4,627       5,676
Asset management:
  Base management fees                                                     9,719       2,835       2,504       2,206       2,174
  Incentive income                                                         1,673       1,606          66          59         (58)
  Net investment income (loss)                                            10,843       5,347       4,711       2,532      (1,747)
  Technology net investment and incentive income                          41,614     (11,674)      8,754       9,026      35,508
Interest, dividends and other                                              9,695       2,336       3,014       2,352       1,993
                                                                      ----------  ----------  ----------  ----------  ----------
     Total revenues                                                      180,890      26,409      44,702      43,536      66,243
                                                                      ----------  ----------  ----------  ----------  ----------

Expenses
Compensation and benefits                                                109,768      13,527      24,809      25,209      46,223
Business development & professional services                              19,229       4,247       5,974       4,391       4,617
Clearing and brokerage fees                                                6,207       1,618       1,483       1,539       1,567
Occupancy & equipment                                                      9,544       2,191       2,657       2,373       2,323
Communications                                                             5,085       1,337       1,300       1,267       1,181
Interest expense                                                           1,665         700         424         319         222
Other operating expenses                                                   7,147       1,358       1,862       2,373       1,554
Restructuring and software impairment charges                                -           -           -           -           -
                                                                      ----------  ----------  ----------  ----------  ----------
     Total expenses                                                      158,645      24,978      38,509      37,471      57,687
                                                                      ----------  ----------  ----------  ----------  ----------

Net income (loss) before taxes and extraordinary gain                     22,245       1,431       6,193       6,065       8,556
                                                                      ----------  ----------  ----------  ----------  ----------

Income tax provision (benefit)                                             4,163           -       1,239         785       2,139

Net income (loss) before extraordinary gain                             $ 18,082     $ 1,431     $ 4,954     $ 5,280     $ 6,417
                                                                      ==========  ==========  ==========  ==========  ==========

Extraordinary gain                                                            -           -           -           -           -

Net income (loss)                                                       $ 18,082     $ 1,431     $ 4,954     $ 5,280     $ 6,417
                                                                      ==========  ==========  ==========  ==========  ==========

Net income (loss) before taxes and extraordinary gain
    as a percentage of revenue                                             12.3%        5.4%       13.9%       13.9%       12.9%

ROE (annualized)                                                            9.0%        2.7%        9.5%       10.5%       13.3%

Total shareholders' equity                                             $ 214,556   $ 214,556   $ 211,796   $ 203,637   $ 198,063

Basic earnings (loss) per share                                           $ 0.37      $ 0.03      $ 0.10      $ 0.11      $ 0.13
Diluted earnings (loss) per share                                         $ 0.36      $ 0.03      $ 0.10      $ 0.11      $ 0.12

Ending shares outstanding (in thousands)                                  49,380      49,380      49,282      49,204      49,096

Book value per share                                                      $ 4.34      $ 4.34      $ 4.30      $ 4.14      $ 4.03

Assets under management (in millions)
Managed accounts                                                         $ 133.6     $ 133.6     $ 136.9     $ 131.9     $ 114.6
Hedge & offshore funds                                                     149.7       149.7       135.1       114.3        98.8
Mutual funds                                                               119.0       119.0        93.1        56.4        54.7
Private equity & venture capital                                           457.2       457.2       757.5       697.4       661.7
                                                                      ----------  ----------  ----------  ----------  ----------
     Total                                                               $ 859.5     $ 859.5   $ 1,122.6   $ 1,000.0     $ 929.8
                                                                      ==========  ==========  ==========  ==========  ==========

Employee count                                                               386         386         367         392         390
                                                                      ==========  ==========  ==========  ==========  ==========
